UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 26, 2017

Lakeland Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

NEW JERSEY	000-17820	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 Oak Ridge Road, Oak Ridge, New Jersey 07438
(Address of Principal Executive Offices) (Zip Code)

(973) 697-2000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 26, 2017, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

In the press release referred to in Item 2.02 above, the Registrant reported the following event: on January 24, 2017, the Registrant declared a quarterly cash dividend of $0.095 per common share, payable on February 17, 2017 to shareholders of record at the close of business on February 7, 2017.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1. Press release dated January 26, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lakeland Bancorp, Inc.

Date: January 26, 2017	By:	/s/ Thomas J. Shara
Thomas J. Shara
President and Chief Executive Officer